Share Capital	12 Months Ended
Dec. 31, 2012
Share capital [Abstract]
SHARE CAPITAL [Text Block]
NOTE 19: SHARE CAPITAL
Common shares and shareholders
On August 4, 2010, the Company amended its articles of incorporation increasing its authorized share capital to 50,000,000 shares of common stock with a par value of $0.01 per share.
As of December 31, 2012 and 2011, the Company has issued 20,000 shares of common stock, $1.00 par value.
Holders of each share of common stock have one vote for each share held of record on all matters submitted to a vote of shareholders.
The 1,007 shares issued as part of the Horamar Group acquisition were released from escrow to the former shareholders of Horamar upon achievement of the EBITDA target threshold. The 1,007 shares have been reflected as part of the Company's outstanding shares from the date of issuance since these shares have been irrevocably issued on January 1, 2008 with the identity of the ultimate recipient to be determined at a future date. Following the achievement of the EBITDA targets mentioned in Note 1, the shares were delivered to the Horamar Group shareholders, otherwise they would have been delivered to Navios Holdings.
On July 25, 2011, the Navios Logistics acquired the noncontrolling interests of its joint ventures Thalassa Energy S.A., HS Tankers Inc., HS Navigation Inc., HS Shipping Ltd. Inc. and HS South Inc., in accordance with the terms of certain stock purchase agreements with HS Energy Ltd., an affiliate of Vitol. After the consummation of this transaction, the percentage of ownership of the Company in its subsidiaries is the following:

	Percentage of ownership
Company Name	After July 25, 2011	Before July 25, 2011
Thalassa Energy S.A.	100%	62.50%
HS Tankers Inc	100%	51%
HS Navigation Inc.	100%	51%
HS Shipping Ltd. Inc.	100%	62.50%
HS South Inc.	100%	62.50%